NATIONS FUNDS TRUST

Supplement dated October 1, 2003

to Prospectuses dated August 1, 2003, as supplemented

      The prospectuses for all share classes of Nations Global Value Fund are hereby supplemented by inserting the following information at the end of the first paragraph under the heading “An overview of the Fund(s)”:

Nations Global Value Fund (the “Fund”) will no longer accept new investments from current or prospective investors (subject to limited exceptions) after December 31, 2003. Following the closing date, shares of the Fund may only be purchased through reinvestment of dividends and distributions, by certain qualified retirement plans on behalf of plan participants and by investors who purchase shares through accounts established with certain investment advisers or financial planners, including certain wrap fee accounts. Any investors that currently purchase shares of the Fund through the Systematic Investment Plan or the Automatic Exchange Feature will no longer be able to purchase shares of the Fund after December 31, 2003 and should choose a different Nations Fund to purchase or exchange into. In the event that an order to purchase shares is received after December 31, 2003 from a current or potential investor who is not eligible to purchase shares, the order will be refused and any money that the Fund has received will be returned to the investor or their Selling Agent, as appropriate.

GVSUPP-1003